Exhibit 99.3

First Quarter 2011 Financial Results Supplement May 4, 2011

Table of contents

Quarterly net income and comprehensive income Line 2: Provision for credit losses decreased in 1Q 2011 primarily due to a decrease in delinquent loan inflows and a decline in the rate at which delinquent loans ultimately transition to a loss event. Line 4: Derivative gains (losses) for 1Q 2011 reflect lower gains on the net pay-fixed swap portfolio, partially offset by decreased losses on the net call swaption portfolio, as long-term interest rates increased less during 1Q 2011 than during 4Q 2010. Line 5: Net impairments of available-for-sale (AFS) securities improved in 1Q 2011 primarily due to a smaller negative impact from declining home prices and increasing interest rates in 1Q 2011 as compared to 4Q 2010. Line 16: Total comprehensive income (loss) attributable to Freddie Mac reflects a shift to net income for 1Q 2011 as well as a larger improvement in AOCI related to AFS securities as long-term rates increased less in 1Q 2011 as compared to 4Q 2010. 1 In 1Q 2011, the company reclassified certain expenses from Other expenses (Line 10) to Professional services, which is included in Total administrative expenses (Line 8). Prior period amounts have been reclassified to conform to the current period presentation. 2 Net of comprehensive loss of $1 million attributable to noncontrolling interest in 1Q 2010.

Total comprehensive income (loss) attributable to Freddie Mac 1 1 AOCI is the section of the balance sheet where the company records a portion of mark-to-market changes on its available-for-sale (AFS) securities. A B C = A + B

Treasury draw requests and dividend payments 1 Includes the initial liquidation preference of Freddie Mac's senior preferred stock of $1.0 billion. 2 The sum of quarterly dividends does not equal the cumulative total due to rounding. 3 Consists of requested Treasury draw of $13.8 billion for 3Q 2008 and the initial liquidation preference of Freddie Mac's senior preferred stock of $1.0 billion. 4 On January 1, 2010, the company adopted amendments to the accounting guidance related to transfers of financial assets and consolidation of variable interest entities (VIEs), which resulted in a net decrease of $11.7 billion to total equity (deficit) as of January 1, 2010 and drove the decline in net worth for 1Q 2010. 5 Represents the draw requested based on Freddie Mac's net worth deficit for the quarter presented. Draw requests are funded in the subsequent quarter (e.g., $500 million request for 4Q 2010 was funded in 1Q 2011). 6 Represents quarterly cash dividends paid by Freddie Mac during the quarter presented. Treasury is entitled to receive cumulative quarterly cash dividends at the annual rate of 10% per year on the liquidation preference of the senior preferred stock. Consistent with the terms of the Senior Preferred Stock Purchase Agreement, accrued dividends relating to 3Q 2008 were included in the quarterly dividend payment made by Freddie Mac on December 31, 2008. 4 $ Billions 3 6 5

Total equity (deficit) and Senior Preferred Stock activity 1 On January 1, 2010, the company adopted amendments to the accounting guidance related to transfers of financial assets and consolidation of variable interest entities (VIEs). The cumulative effect of these changes in accounting principles was a net decrease of $11.7 billion to total equity (deficit) as of January 1, 2010, which includes changes to the opening balance of retained earnings (accumulated deficit) and AOCI, net of taxes.

Change in accumulated other comprehensive income 1 Includes $10.7 billion and $10.0 billion of non-credit-related other-than-temporary impairments, net of taxes, at December 31, 2010 and March 31, 2011, respectively. 2 At December 31, 2010 and March 31, 2011, all available-for-sale securities were mortgage-related securities.

Loan loss reserves 1 1, 2 4 1 Includes allowance for loan losses and reserve for guarantee losses. 2 Includes an out-of-period adjustment which resulted in a pre-tax $1.3 billion increase in the company's provision for credit losses in the second quarter of 2010. For further details related to the out-of-period accounting adjustment, see "NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Basis of Presentation - Out-of-Period Accounting Adjustment" in the company's Annual Report on Form 10-K for the year ended December 31, 2010. 3 Includes amounts related to certain loans purchased under financial guarantees and reflected within losses on loans purchased on the company's consolidated statements of income and comprehensive income. 4 Total mortgage portfolio, excluding non-Freddie Mac securities. 2 3

Real estate owned1 Property Inventory 1Q 2011 Activity Geographic Distribution2 Based on Property Inventory Historical Trend Ending Property Inventory 1 Includes single-family and multifamily REO. 2 Region designation: West (AK, AZ, CA, GU, HI, ID, MT, NV, OR, UT, WA); Northeast (CT, DE, DC, MA, ME, MD, NH, NJ, NY, PA, RI, VT, VA, WV); Southeast (AL, FL, GA, KY, MS, NC, PR, SC, TN, VI); North Central (IL, IN, IA, MI, MN, ND, OH, SD, WI); Southwest (AR, CO, KS, LA, MO, NE, NM, OK, TX, WY). ((Number of Properties) ((Number of Properties) REO acquisitions increased by approximately 930 properties in 1Q 2011. We expect the pace of our REO acquisitions to increase in the remainder of 2011, in part due to the resumption of foreclosure activity by servicers, as well as the transition of many seriously delinquent loans to REO. REO disposition reached record levels in 1Q 2011 with over 30,000 homes sold, two-thirds of which were sold to owner occupants, or buyers who intend to live in the home. Excluding any post-foreclosure period during which a borrower may reclaim a foreclosed property, the average holding period for the company's REO dispositions was 191 days for the first quarter of 2011 but varies significantly in different states.

Loan modifications Forbearance agreements Short sales and deed-in-lieu transactions Single-family loan workouts 1 Loan modifications involve adding outstanding indebtedness, such as delinquent interest, to the unpaid principal balance of the loan or changing other terms of a mortgage. Represents the number of modifications completed during the quarter. Includes completed loan modifications under HAMP; however, the number of such completions may differ from that reported by the MHA Program administrator in part due to differences in the timing of recognizing the completions by the company and the MHA Program administrator. 2 Repayment plans are agreements between the servicer and a borrower that give the borrower a defined period of time to reinstate the mortgage by paying regular payments plus an additional agreed upon amount in repayment of the past due amount. Represents the number of borrowers that completed (made their last additional repayment amount) plans during the period and excludes those actively repaying. 3 Forbearance agreements are agreements between the servicer and the borrower where reduced payments or no payments are required during a defined period. Many borrowers complete a short-term forbearance agreement before another loan workout is pursued or completed. The company only reports forbearance activity for a single loan once during each quarterly period; however, a single loan may be included under separate forbearance agreements in separate periods. 4 Short sales are sales of mortgaged properties in which the homeowner sells the home at market value and the lender accepts proceeds (sometimes together with an additional payment or promissory note from the borrower) that are less than the outstanding mortgage indebtedness in full satisfaction of the loan. Deed-in-lieu transactions are an alternative to foreclosure in which the borrower voluntarily conveys title to the property to the lender and the lender accepts such title (sometimes together with an additional payment by the borrower) in full satisfaction of the mortgage indebtedness. 1 68,911 3 79,374 Home Retention Actions Foreclosure Alternatives 4 2 63,762 63,209 Repayment plans 62,641

Single-family loan modifications 1 Includes completed loan modifications under HAMP. Excludes those loan modification activities for which the borrower has started the required process, but the modification has not been made permanent, or effective, such as loans in the trial period under HAMP. 16k 44k 50k 39k 37k Single-family Loan Modifications (HAMP and non-HAMP) 1 35k

Reperformance Rates of Single-family Loan Modifications (HAMP and non-HAMP) 1 Reperformance rates Of the loans modified in 2Q 2009, 56% were current or less than 3 months past due 21 to 23 months post modification. Of the loans modified in 4Q 2010, 94% were current or less than 3 months past due 3 to 5 months post modification. 1 Excludes those loan modification activities for which the borrower has started the required process, but the modification has not been made permanent, or effective, such as loans in the trial period under HAMP. 2 Includes loans that have been paid-in-full or repurchased. 3 Loan modifications are recognized as completed in the quarterly period in which the servicer has reported the modification as effective and the agreement has been accepted by Freddie Mac, which in certain cases may be delayed by a backlog in servicer processing of modifications.

The UPB of outstanding repurchase requests issued to our single-family seller/servicers declined from $3.8 billion as of December 31, 2010 to $3.4 billion as of March 31, 2011.2 1 Freddie Mac's contracts require that a seller/servicer repurchase a mortgage after a repurchase request has been issued, unless the seller/servicer avails itself of an appeals process provided for in the contracts, in which case the deadline for repurchase is extended until Freddie Mac decides the appeal. 2 The amount the company expects to collect on outstanding requests is significantly less than the unpaid principal balance (UPB) amount primarily because many of these requests will likely be satisfied by reimbursement of the company's realized losses by seller/servicers, or may be rescinded in the course of the contractual appeals process. Based on historical loss experience and the fact that many of these loans are covered by credit enhancement, Freddie Mac expects the actual credit losses experienced by the company should it fail to collect on these repurchase requests would also be less than the UPB of the loans. 3 As of March 31, 2011, a significant portion of the repurchase requests outstanding more than four months relates to requests made because the mortgage insurer rescinded the mortgage insurance on the loan or denied the mortgage insurance claim. The company's actual credit losses could increase should the mortgage insurance coverage not be reinstated or the company fails to collect on these repurchase requests. 4 Repurchases resolved include requests paid in addition to those satisfied by cancellation or other recourse/indemnification. During the three months ended March 31, 2011, the company recovered amounts that covered losses with respect to $1.2 billion of UPB of loans associated with its repurchase requests. Repurchase requests1 Trend in Repurchase Requests Outstanding 1Q 2011 Repurchase Request Activity 4 3 $ Billions

Administrative expenses and efficiency1,2 1 Administrative expenses, expressed as a percentage of the average total mortgage portfolio. Basis points for the quarters are calculated on an annualized basis. 2 In 1Q 2011, the company reclassified certain expenses from Other expenses to Professional services which is included in Administrative expenses. Prior period amounts have been reclassified to conform to the current period presentation.

Purchase Agreement portfolio limits1 Indebtedness 1,3 ($ Billions) Mortgage Assets 1,2 ($ Billions) 1 The company's Purchase Agreement with Treasury limits the amount of mortgage assets the company can own and indebtedness it can incur. Under the Purchase Agreement, mortgage assets and indebtedness are calculated without giving effect to the January 1, 2010 change in the accounting guidance related to the transfer of financial assets and consolidation of variable interest entities (VIEs). See the company's Annual Report on Form 10-K for the year ended December 31, 2010 for more information. 2 Represents the unpaid principal balance (UPB) of the company's mortgage-related investments portfolio. The company discloses its mortgage assets on this basis monthly in its Monthly Volume Summary reports, which are available on its Web site and in Current Reports on Form 8-K filed with the Securities and Exchange Commission (SEC). 3 Represents the par value of the company's unsecured short-term and long-term debt securities issued to third parties to fund its business activities. The company discloses its indebtedness on this basis monthly in its Monthly Volume Summary reports, which are available on its Web site and in Current Reports on Form 8-K filed with the SEC. Indebtedness limit Total debt outstanding Mortgage-related investments portfolio ending balance Mortgage-related investments portfolio limit

Credit Supplement

National home prices have experienced a cumulative decline of 27% since June 20061 1 National home prices use the internal Freddie Mac index, which is value-weighted based on Freddie Mac's single-family credit guarantee portfolio. The U.S. index is a monthly series; quarterly growth rates are calculated as a 3-month change based on the final month of each quarter. Cumulative decline of 27% calculated as a cumulative compound growth rate. Source: Freddie Mac.

Home price performance by state June 2006 to March 2011 -2% -15% -12% -50% -45% -17% RI -30% CT -21% DC -8% -20% -49% -31% -22% -7% -34% -26% -12% -8% -5% -6% -31% -17% -41% -31% -19% -11% -13% -15% 11% -7% -26% -23% -12% -59% -13% -22% -4% -32% -13% -12% -1% -11% 0% -20% -25% -9% -24% -21% -3% -6% > 0% -13 to 0% < -27% -27 to -14% United States -27% 1 The Freddie Mac House Price Index for the U.S. is a value-weighted average of the state indexes where the value weights are based on Freddie Mac's single-family credit guarantee portfolio. Source: Freddie Mac. -22%

1 Source: National Delinquency Survey from the Mortgage Bankers Association. Categories represent first lien single-family loans. Data is not yet available for the first quarter of 2011. 2 See "MD&A - RISK MANAGEMENT - Credit Risk - Mortgage Credit Risk - Credit Performance - Delinquencies" in Freddie Mac's 2010 Form 10-K for the year ended December 31, 2010, for information about the company's reported delinquency rates. The single-family seriously delinquent rate at March 31, 2011 is 3.63%. 1 1 1 27.46% 8.57% 6.25% 3.84% Single-family Serious Delinquency Rates Mortgage market and Freddie Mac serious delinquency rates 2

85% Loan purpose of single-family credit guarantee portfolio purchases 1 The relief refinance mortgage initiative is Freddie Mac's implementation of the Home Affordable Refinance Program. Under the program, the company allows eligible borrowers who have mortgages with high current LTV ratios to refinance their mortgages without obtaining new mortgage insurance in excess of what was already in place. The program is targeted at borrowers with current LTV ratios above 80%; however, Freddie Mac's program also allows borrowers with LTV ratios below 80% to participate. 2 Relief refinance mortgages with LTV ratios of 80% and above represented approximately 15% of our total single-family credit guarantee portfolio purchases in 1Q 2011. 1, 2

Credit quality of single-family credit guarantee portfolio purchases1 Weighted Average Original LTV Ratio 2 of Single-family Mortgage Loans Purchased Weighted Average Credit Score3 of Single-family Mortgage Loans Purchased 1 Beginning in 2009, purchases exclude mortgage loans acquired under the Freddie Mac Relief Refinance MortgageSM initiative. Relief refinance mortgages with LTV ratios of 80% and above represented approximately 4%, 12% and 15% of purchases in the single-family credit guarantee portfolio in 2009, 2010 and 1Q 2011, respectively. 2 Original LTV ratios are calculated as the amount of the mortgage Freddie Mac guarantees including the credit-enhanced portion, divided by the lesser of the appraised value of the property at time of mortgage origination or the mortgage borrower's purchase price. Second liens not owned or guaranteed by Freddie Mac are excluded from the LTV ratio calculation. The existence of a second lien mortgage reduces the borrower's equity in the home, and therefore, can increase the risk of default. 3 Credit score data are based on FICO scores at the time of origination and may not be indicative of the borrowers' creditworthiness at March 31, 2011. FICO scores can range between approximately 300 to 850 points.

Single-family credit statistics 1 Calculated as annualized credit losses divided by the average total single-family credit guarantee portfolio. 2 Consists of the unpaid principal balance of the single-family credit guarantee portfolio and the net carrying value of single-family REO balances shown on line 10.

Single-family 1Q 2011 credit losses & REO by region and state 1 Based on the unpaid principal balance (UPB) of the single-family credit guarantee portfolio. 2 UPB amounts exclude Other Guarantee Transactions with ending balances of $752 million since these securities are backed by non-Freddie Mac issued securities for which loan characteristic data was not available. 3 Based on the UPB of loans at the time of REO acquisition. 4 Consist of the aggregate amount of charge-offs, net of recoveries, and REO operations expense.

Single-family credit guarantee portfolio characteristics1 1 Portfolio characteristics are based on the unpaid principal balance (UPB) of the single-family credit guarantee portfolio. Approximately $2 billion in UPB for Other Guaranteed Transactions is included in total UPB and percentage seriously delinquent but not included in the calculation of other statistics since these securities are backed by non-Freddie Mac issued securities for which loan characteristic data was not available. 2 For a description of Alt-A, see the "Glossary" in the company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2011. During the first quarter of 2011, the company identified approximately $0.6 billion in UPB of single-family loans underlying certain Other Guarantee Transactions that had been previously reported in both the Alt-A and subprime categories. As of March 31, 2011, the company no longer reports these loans as Alt-A, but continues to report them as subprime. 3 As of September 1, 2010, the company no longer purchases interest-only loans. 4 The company estimates that approximately $11 billion of loans within the portfolio are missing origination FICO scores and as such are excluded. 5 Indicates year of loan origination. Each Book Year category represents the percentage of loans referenced in line 1 of the same vertical column, which Freddie Mac purchased within the respective year. 6 Based on the number of loans that are three monthly payments or more past due or in the process of foreclosure. Note: Individual categories are not mutually exclusive, and therefore are not additive across columns.

Single-family credit profile by book year and product feature1 1 Portfolio characteristics are based on the unpaid principal balance (UPB) of the single-family credit guarantee portfolio. Approximately $2 billion in unpaid principal balance for Other Guaranteed Transactions is included in total UPB and percentage seriously delinquent but not included in the calculation of other statistics since these securities are backed by non- Freddie Mac issued securities for which loan characteristic data was not available. 2 Indicates year of loan origination. 3 The company estimates that approximately $11 billion of loans within the portfolio are missing origination FICO scores and as such are excluded. 4 Based on the number of loans that are three monthly payments or more past due or in the process of foreclosure.

Single-family cumulative foreclosure transfer and short sale rates1 by book year 1 Rates are calculated for each year of origination as the number of loans that have proceeded to foreclosure transfer or short sale and resulted in a credit loss, excluding any subsequent recoveries, divided by the number of loans in the company's single-family credit guarantee portfolio. Includes Other Guaranteed Transactions where loan characteristics data is available. 2009

Multifamily mortgage portfolio by attribute1 1 Based on the unpaid principal balance (UPB) of the multifamily mortgage portfolio. 2 Based on the UPB of mortgages two monthly payments or more past due or in foreclosure. Freddie Mac revised its 2010 delinquency rates to exclude multifamily borrowers who have entered into a forbearance agreement and are abiding by the terms of the agreement, but had been previously included in the company's multifamily delinquency rates. 3 Based on either: (a) the year of acquisition, for loans recorded on the company's consolidated balance sheets; or (b) the year that the company issued its guarantee, for the remaining loans in its multifamily mortgage portfolio. 4 Based on top state geographic concentration by UPB at March 31, 2011.

Multifamily mortgage portfolio by attribute, continued1 1 Based on the unpaid principal balance (UPB) of the multifamily mortgage portfolio. 2 Based on the UPB of mortgages two monthly payments or more past due or in foreclosure. 3 DSCR - Debt Service Coverage Ratio - is an indicator of future credit performance for multifamily loans. DSCR estimates a multifamily borrower's ability to service its mortgage obligation using the secured property's cash flow, after deducting non-mortgage expenses from income. The higher the DSCR, the more likely a multifamily borrower will be able to continue servicing its mortgage obligation.

Safe Harbor Statements Freddie Mac obligations Freddie Mac's securities are obligations of Freddie Mac only. The securities, including any interest or return of discount on the securities, are not guaranteed by and are not debts or obligations of the United States or any federal agency or instrumentality other than Freddie Mac. No offer or solicitation of securities This presentation includes information related to, or referenced in the offering documentation for, certain Freddie Mac securities, including offering circulars and related supplements and agreements. Freddie Mac securities may not be eligible for offer or sale in certain jurisdictions or to certain persons. This information is provided for your general information only, is current only as of its specified date and does not constitute an offer to sell or a solicitation of an offer to buy securities. The information does not constitute a sufficient basis for making a decision with respect to the purchase or sale of any security. All information regarding or relating to Freddie Mac securities is qualified in its entirety by the relevant offering circular and any related supplements. Investors should review the relevant offering circular and any related supplements before making a decision with respect to the purchase or sale of any security. In addition, before purchasing any security, please consult your legal and financial advisors for information about and analysis of the security, its risks and its suitability as an investment in your particular circumstances. Forward-looking statements Freddie Mac's presentations may contain forward-looking statements, which may include statements pertaining to the conservatorship, the company's current expectations and objectives for its efforts under the MHA Program and other initiatives to assist the U.S. residential mortgage market, future business plans, liquidity, capital management, economic and market conditions and trends, market share, the effect of legislative and regulatory developments, implementation of new accounting guidance, credit losses, internal control remediation efforts, and results of operations and financial condition on a GAAP, Segment Earnings and fair value basis. Management's expectations for the company's future necessarily involve a number of assumptions, judgments and estimates, and various factors, including changes in market conditions, liquidity, mortgage-to-debt option-adjusted spread, credit outlook, actions by FHFA, Treasury, the Federal Reserve, the Obama Administration and Congress, and the impacts of legislation or regulations and new or amended accounting guidance, could cause actual results to differ materially from these expectations. These assumptions, judgments, estimates and factors are discussed in the company's Annual Report on Form 10-K for the year ended December 31, 2010, Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 and Current Reports on Form 8-K, which are available on the Investor Relations page of the company's Web site at www.FreddieMac.com/investors and the SEC's Web site at www.sec.gov. The company undertakes no obligation to update forward-looking statements it makes to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.